MUNDOVAL FUND
GLOBAL VALUE INVESTING

As of September 30, 2015

INVESTMENT STRATEGY

The Mundoval Fund seeks long-term capital appreciation by investing in U.S. and international businesses.

The Fund's strategy focuses on value style investing by owning shares of companies believed to be trading at a discount to their intrinsic value.

DIFFERENTIATING FACTORS

- Portfolio Manager invested alongside clients.
- Long-term, multi-year investment horizon and low turnover of portfolio holdings.
- Consistent application of investment philosophy through market cycles.
- Conservative business valuation estimates that prioritize free cash flow generation.

Portfolio Manager
Arthur Q. Johnson, CFA
Since fund inception

Investment Advisor
Mundoval Capital Management, Inc.
7855 Ivanhoe Ave., Suite 210
La Jolla, CA 92037
(858) 454-4837
www.mundoval.com

GEOGRAPHIC DIVERSIFICATION



20.82%
38.22%
40.96%
Domestic
International
Net Cash[1]

[1]Net Cash represents cash equivalents and other assets less liabilities.

INDUSTRY DIVERSIFICATION

Information Technology	20.3%
Financials	14.1%
Telecommunications	11.8%
Consumer Staples	8.3%
Energy	7.2%
Consumer Discretionary	6.8%
Health Care	5.1%
Materials	3.5%
Industrials	2.1%
Net Cash[1]	20.8%

TOP 10 HOLDINGS

Mastercard, Inc.	5.47%
Teva Pharmaceutical	5.07%
Apple Inc.	4.66%
American International Group	4.50%
China Mobile, Ltd.	4.09%
CF Industries Holdings, Inc.	3.56%
Bank of America Corp.	3.29%
Citigroup, Inc.	3.14%
Diageo Plc.	3.13%
BNP Paribas SA	3.13%

FUND FACTS

Ticker	MUNDX
CUSIP	62613P202
Inception Date	9/3/2004
Total Holdings	30
2014 Portfolio Turnover	29.97%
Net Assets (millions)	$18.93
Total Expense Ratio	1.50%

No sales loads or distribution fees.

AVERAGE ANNUAL TOTAL RETURNS[2]



Mundoval Fund
MSCI World Index
-12.97%
-8.45%
-15.40%
-5.09%
6.29%
8.58%
6.47%
8.28%
4.51%
4.73%
5.39%
5.97%
QTD
Non-annualized
1 Year
3 Year
5 Year
10 Year
*Since Inception

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION[2,3]



$22,500
$20,000
$17,500
$15,000
$12,500
$10,000
$7,500
$5,000
$17,886
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

[3]A hypothetical $10,000 investment in the fund at inception on 9/3/04 would have been worth $17,886.36 on 9/30/15. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. This chart does not imply future performance.*

[2]RISKS & IMPORTANT CONSIDERATIONS

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

MUNDOVAL FUND
GLOBAL VALUE INVESTING



Portfolio Review:

The Mundoval Fund returned -12.97% in the third quarter of 2015 versus -8.45% for the MSCI World Index during the same period. Since inception of the Fund on September 3, 2004 the annualized rate of return has been 5.39% versus 5.97% for the MSCI World Index.

Positive factors impacting investment performance for the Fund during the quarter included the Health Care (Teva Pharmaceutical), Information Technology (Google and Mastercard) and Financial Sectors (BNP Paribas). Negative factors impacting investment performance for the Fund during the quarter included Energy (Petrobras), Materials (CF Industries) and Consumer Discretionary Sectors (Viacom).

During the quarter the Fund sold shares of EMC Corporation, Joy Global, Kellogg Company and Munich RE Group in order to provide liquidity to purchase shares of Chesapeake Energy, the second largest producer of natural gas in the U.S. and Discovery Communications, Inc., a leading global media and entertainment company.

Manager Commentary:

Ongoing global uncertainty regarding the direction of interest rates, commodity and energy prices has increased the volatility and underperformance of share prices of companies located in Emerging Markets. As of September 30, 2015, approximately 25% of the fund assets are allocated to companies that are domiciled in Emerging Markets (Brazil, China, Indonesia, South Africa & Russia) due to their attractive business valuations and appreciation potential. Although Emerging Markets stocks have underperformed developed markets in the U.S. and Europe for the past three years, investors should remember that such downturns are not unique. As an asset class, Emerging Markets have a history severe volatility and have demonstrated periods of extensive declines relative to developed stock markets. The economic rates of growth in and share price performance of Emerging Markets have historically exceeded those of developed markets due to more attractive population, consumption and savings demographics. More importantly, from a valuation perspective, emerging markets have recently traded below their historical averages and at significant discounts to developed international markets and the U.S.

Thank you for your business and continued support.
Sincerely yours,

Arthur Q. Johnson, CFA

Average Annualized Total Returns as of September 30, 2015

	3Q 2015 (Non-Annualized)	1-Year	3-Year	5-Year	7-Year	10 Year	Since Inception (9/3/04)
Mundoval Fund	-12.97%	-15.40%	6.29%	6.47%	4.88%	4.51%	5.39%
MSCI World Index	-8.45%	-5.09%	8.58%	8.28%	6.49%	4.73%	5.97%

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.